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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 8, 1997


                                SITEL CORPORATION
             (Exact name of registrant as specified in its charter)

             MINNESOTA                1-12577             47-0684333
  (State  or jurisdiction of       (Commission File     (I.R.S. Employer
 incorporation or organization)          Number)        Identification No.)


                               13215 BIRCH STREET
                             OMAHA, NEBRASKA  68164
                                 (402)  963-3010


(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                _________________________________________________










This 8-K consists of 3 pages.
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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On September 8, 1997, in connection with the acquisition of all of the outstanding shares of Telephone Marketing Services (Ireland), Ltd. ("TMS"), an Ireland corporation, by an affiliated company of the registrant, the registrant issued 96,667 shares of its Common Stock to the owners of TMS. The issued shares were sold outside the United States in reliance on multiple exemptions from registration, including without limitation Regulation S.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  September 15, 1997          SITEL Corporation

                              By:  /s/Barry S. Major
                                   ______________________________________
                                   Barry S. Major,
                                   Executive Vice President-Finance,
                                   Chief Financial Officer, and Secretary